UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2014

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 13, 2014, Barbara A. Murphy, announced that she will retire as Senior Executive Vice President and Chief Banking Officer of Old National Bancorp (the "Company"), effective no later than June 6, 2014.

(c) On March 18, 2014, the Company announced that effective as of the date of Ms. Murphy’s departure, Ms. Murphy’s responsibilities as Chief Banking Officer will be assumed by James A. Sandgren, age 47. The Company's press release announcing Mr. Sandgren's appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Sandgren has served as the Southern Region CEO for the Company's banking subsidiary, Old National Bank, since May 2007. From 2004 to 2007, Mr. Sandgren served as the Southern Region Chief Credit Officer for Old National Bank. Prior to that, he served as the Commercial Lending Manager for Old National Bank from 1997 to 2004, and as Commercial Development Officer for Old National Bank from 1992 to 1997.

There are no arrangements or understandings between Mr. Sandgren and any other persons pursuant to which he was selected as Executive Vice President, Chief Banking Officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company entered into an employment agreement with Mr. Sandgren (the "Agreement"), dated March 18, 2014, and effective as of the date of Ms. Murphy's departure, establishing his compensation as Executive Vice President, Chief Banking Officer, as summarized below.

Salary: Mr. Sandgren's annual base salary rate will be $350,000 upon assuming the Chief Banking Officer role.

Ongoing Incentive Compensation: Mr. Sandgren will participate in the Company's Short Term Incentive Plan with a Target payout opportunity of 50% and he has already received his Performance Based Restricted Stock Unit and Service Based Restricted Stock Awards for 2014 under the Company's 2008 Incentive Compensation Plan.

Item 9.01 Financial Statements and Exhibits.

10.1 Employment Agreement dated March 18, 2014 between Old National Bancorp and James A. Sandgren.

99.1 Press Release issued by Old National Bancorp on March 18, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

March 18, 2014	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: Executive Vice President, Chief Legal Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated March 18, 2014 between Old National Bancorp and James A. Sandgren.
99.1	Press Release Issued by Old National Bancorp dated March 18, 2014.